Philadelphia Consolidated Holding Corp. Founded 1962

Certain information included in this presentation and other statements or materials published or to be published by the Company are not historical facts but are forward- looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, results of the Company's business, and the other matters referred to above include, but are not limited to: (i) changes in the business environment in which the Company operates, including inflation and interest rates; (ii) changes in taxes, governmental laws, and regulations; (iii) competitive product and pricing activity; (iv) difficulties of managing growth profitably; (v) claims development and the adequacy of our liability for unpaid loss and loss adjustment expenses; (vi) severity of natural disasters and other catastrophe losses; (vii) adequacy of reinsurance coverage which may be obtained by the Company; (viii) ability and willingness of our reinsurers to pay; (ix) future terrorist attacks; (x) the outcome of the Securities and Exchange Commission's industry-wide investigation relating to the use of non-traditional insurance products, including finite risk reinsurance arrangements; and (xi) the outcome of industry-wide investigations being conducted by various insurance departments, attorneys- general and other authorities relating to the use of contingent commission arrangements. The Company does not intend to publicly update any forward looking statement, except as may be required by law.

AGENDA Fourth Quarter and Year Ended December 31, 2005 Financial Highlights Financial Results Segment Information Investment Portfolio Selected Operating Statistics Drivers of Future Growth 2006 Expectations Q&A

Fourth Quarter Highlights (in millions, except per share data) For the Three Months Ended December 31, For the Three Months Ended December 31, For the Three Months Ended December 31, 2005 2004 Change Gross Written Premiums $306.9 $271.1 13.2% Net Earned Premiums (1) $262.0 $221.4 18.3% Net Investment Income $17.9 $11.8 51.7% Net Income (1) $28.9 $32.4 (10.7)% After Tax Net Realized (Loss) $(1.7) $(0.1) Loss & LAE Ratio 45.8% 56.4% Expense Ratio 28.4% 26.6% Combined Ratio 74.2% 83.0% Diluted Earnings Per Share $1.17 $1.38 (15.2)% After Tax Realized Investment (Loss) Per Share $(0.07) $ - Weighted Average Shares & Share Equivalents Outstanding 24,655,574 23,515,861 Quota share reinsurance agreements were entered into effective April 1, 2003 and January 1, 2004 whereby $1.9 million and $23.4 million of net earned premium and $(0.3) million and $12.9 million in loss and loss adjustment expenses were ceded, $2.3 million and $10.9 million in ceding commission was earned and diluted earnings per share were decreased by $0.00 and $0.04 during the fourth quarter of 2005 and 2004, respectively.

Fourth Quarter Highlights (in millions, except per share data) For the Three Months Ended December 31, For the Three Months Ended December 31, For the Three Months Ended December 31, 2005 2004 Net Operating Income $30.6 $32.5 A-T Realized Investment (Losses) $(1.7) $(0.1) Net Income $28.9 $32.4 Diluted Operating Earnings Per Share $1.24 $1.38 A-T Realized Investment (Losses) Per Share $(0.07) $ - Diluted Earnings Per Share $1.17 $1.38 Net Loss and Loss Adjustment Expense Ratio 45.8% 56.4% Acquisition and Underwriting Expense Ratio 28.4% 26.6% Combined Ratio 74.2% 83.0%

Fourth Quarter Highlights (in millions, except share and per share data) December 31, 2005 December 31, 2004 % Increase Total Shareholders' Equity $816.5 $644.2 26.7% Book Value per Share $35.36 $28.92 22.3% Shares Outstanding 23,088,672 22,273,917 3.7%

2005 Events Financial results for the quarter ended December 31, 2005 included: Net Income (Loss) Diluted Earnings (Loss) Per Share As Reported $28.9 $1.17 Goodwill Impairment Loss ($25.7) ($1.04) Favorable Prior Year Loss Reserve Development $9.9 $0.40 Benefit from re-evaluation of current accident year loss ratios $6.6 $0.27 Net 2005 Hurricane Losses (including accelerated and reinstatement premium) ($6.6) ($0.26) Citizens Property Insurance Corporation Assessment (1) ($1.8) ($0.07) (in millions, except for share data) (1) This assessment may be recouped through future insurance policy surcharges to Florida insureds.

2005 Select Catastrophe Information by Segment (in millions) Date of Event: Hurricane: 7/10/05 Dennis 8/25/05 & 8/29/05 Katrina 9/24/05 Rita 10/24/05 Wilma Total as of 12/31/05 Total as of 9/30/05 Gross Losses: Personal Lines $4.1 $2.0 $0.0 $66.5 $72.6 $7.0 Commercial Lines 0.0 6.4 5.8 42.0 54.2 20.0 Total $4.1 $8.4 $5.8 $108.5 $126.8 $27.0 Pre-Tax Net Losses: Personal Lines $3.5 $2.0 $0.0 $3.5 $9.0 $6.0 Commercial Lines 0.0 5.7 5.0 5.0 15.7 11.0 Total $3.5 $7.7 $5.0 $8.5 $24.7 $17.0 Pre-Tax Accelerated /Additional Reinsurance Expense: Personal Lines $3.3 $0.4 Commercial Lines 0.6 0.9 Total $3.9 $1.3

Year End Highlights (in millions, except per share data) For the Years Ended December 31, For the Years Ended December 31, For the Years Ended December 31, 2005 2004 Change Gross Written Premiums $1,264.9 $1,171.3 8.0% Net Earned Premiums (1) $976.6 $770.2 26.8% Net Investment Income $63.7 $43.5 46.5% Net Income (1) $156.7 $83.7 87.2% After Tax Net Realized Investment Gain $6.2 $0.5 Loss & LAE Ratio 51.6% 61.8% Expense Ratio 27.0% 27.8% Combined Ratio 78.6% 89.6% Diluted Earnings Per Share $6.43 $3.59 79.1% After Tax Realized Investment Gain Per Share $0.26 $0.02 Weighted Average Shares & Share Equivalents Outstanding 24,361,793 23,306,853 Quota share reinsurance agreements were entered into effective April 1, 2003 and January 1, 2004 whereby $39.9 million and $121.2 million of net earned premium and $18.3 million and $59.8 million in loss and loss adjustment expenses were ceded, $21.2 million and $61.5 million in ceding commission was earned and diluted earnings per share were decreased by $0.05 and $0.21 during the years ended December 31, 2005 and 2004, respectively.

Year End Highlights (in millions, except per share data) For the Years Ended December 31, For the Years Ended December 31, For the Years Ended December 31, 2005 2004 Change Net Operating Income $150.5 $83.2 80.9% A-T Realized Investment Gains $6.2 $0.5 Net Income $156.7 $83.7 87.2% Diluted Operating Earnings Per Share $6.17 $3.57 72.8% A-T Realized Investment Gains Per Share $0.26 $0.02 Diluted Earnings Per Share $6.43 $3.59 79.1% Net Loss and Loss Adjustment Expense Ratio 51.6% 61.8% Acquisition and Underwriting Expense Ratio 27.0% 27.8% Combined Ratio 78.6% 89.6%

Gross Written Premiums by Segment (in millions) For the Quarters For the Quarters For the Quarters Ended December 31, Ended December 31, Ended December 31, % 2005 2004 Increase Segment Commercial Lines $233.0 $211.4 10.2% Specialty Lines 48.0 41.2 16.5% Personal Lines 25.9 18.5 40.0% Total $306.9 $271.1 13.2%

Commercial Lines Segment 75.9% of 4th Quarter 2005 GWP CAGR 2000-2005 = 32.0% 10.2% Q/Q Growth Gross Written Premiums 2000 2001 2002 2003 2004 2005 QTD 12/31/04 QTD 12/31/05 Commercial Auto 81.6 85 71.7 76.1 119.7 40.2 25.1 5.8 Commercial Package 136.6 207.8 364.6 535.6 700.5 868.1 177.1 213.7 Specialty Property 21.3 23.2 36.7 50.6 53.8 52 9.2 13.5 $239.5 $316.0 5 Year CAGR 19.5% 5 Year CAGR 44.8% 5 Year CAGR -13.2% (in millions) $874.0 $473.0 $662.3 $211.4 $233.0 $960.3

Specialty Lines Segment (Professional Liability) 2000 2001 2002 2003 2004 2005 QTD 12/31/04 QTD 12/31/05 68.2 79.3 110.2 154.1 184.4 205.3 41.2 48 15.6% of 4th Quarter 2005 GWP CAGR 2000-2005 = 24.7% 16.5% Q/Q Growth Gross Written Premiums (in millions)

Gross Written Premiums 2000 2001 2002 2003 2004 2005 QTD 12/31/04 QTD 12/31/05 Manufactured Housing 37.2 40.2 38.4 52.4 63.3 18.4 9.5 2 Flood 10 13.4 15.9 20.1 23.9 26.1 5.5 6.2 Homeowners 7 24.7 26.2 17.1 25.2 50.9 3.5 16.2 Dwelling/Fire 0.5 3.9 1.5 $54.2 $78.3 8.5% of 4th Quarter 2005 GWP CAGR 2000-2005 = 12.9% 40.0% Q/Q increase Personal Lines $99.3 5 year CAGR 48.7% 5 year CAGR 21.2% 5 year CAGR -13.1% (in millions) $80.5 $89.6 $112.9 $18.5 $25.9

High Quality Investment Portfolio Portfolio market value - $1,970.1mm Fixed income securities Average quality AAA Portfolio duration 4.0 years 4.8% taxable equivalent yield Quality long-term growth stocks As of December 31, 2005 Municipal Bonds 0.416 CMO 0.114 MBS 0.14 Other Structured Securities 0.07 Agency Bonds 0.026 Corporate Bonds 0.121 Common Stock 0.085 All Other 0.01 Cash Equivalents 0.018 Municipal Bonds CMO MBS Other Structured Securities Agency Bonds Corporate Bonds Common Stock All Other Cash Equivalents

Net Investment Income 2000 2001 2002 2003 2004 2005 QTD 12/31/04 QTD 12/31/05 25.8 32.4 37.5 38.8 43.5 63.7 11.8 17.9 (in millions) 5 Year CAGR: 19.8% Effective Tax Rat e 27.0% 30.1% 28.3% 23.4% 20.2% 21.5% 19.5% 22.2%

Selected Operating Statistics Operating Statistics Renewal Retention (Quoted) Commercial Lines - 95.3% Specialty Lines - 87.8% Personal Lines - 92.9% Rate Increases Commercial Lines - (-1.0%) (Q/Q); (-0.2%) (Y/Y) Specialty Lines - (-0.8%) (Q/Q) ; 1.3% (Y/Y) Personal Lines - 19.1% (Q/Q) ; 17.9% (Y/Y) New Business Growth (Count), excluding Personal Lines YTD: 04 - 28,324 YTD: 05 - 31,735 12.0% increase

Selected Operating Statistics Preferred Agents Total Count - 146 Total GWP Growth - $42.5 million (Y/Y); 13.2% increase Renewal Retention (Quoted) - 89.2% New Business 2005 - $65.6 million GWP; 16.8% increase Employee Statistics Total Employee Count - 1,112 Total GWP Per Employee - $1.1 million Turnover (Y/Y) - 12.7%

Drivers of Future Growth National presence - 38 offices / Mixed marketing New product offerings -Sports & Fitness Niche-American Specialty Agreement Disruption in the industry Regulatory Actions ? Rating downgrades Experienced management / underwriting & pricing discipline Advanced technology - lower expenses and improved process A+ (Superior) rating - Flight to quality Preferred agent program - 15% premium growth

2006 Expectations 2006 Operating EPS Range: $8.10 - $8.30 Organic Growth - approximating 15.0% Combined Ratio - Low 80's Renewal retention levels approximating 90% Investment environment in transition Increased competition

Philadelphia Consolidated Holding Corp. Founded 1962